UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2013

PEER REVIEW MEDIATION AND ARBITRATION, INC.

(Exact name of small business issuer as specified in its charter)

Florida	000-52712	65-1126951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2420 N. Andrews Avenue Extension

Pompano Beach, Florida 33064

(Address of principal executive offices)

(954) 972-6777

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2013, Marc E. Combs, the chief financial officer of the registrant resigned from his position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 2013

PEER REVIEW MEDIATION AND ARBITRATION, INC.

By: /s/Willis Hale

          Willis Hale

          Chief Executive Officer